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                                                                     EXHIBIT 4.9










                             KFORCE INC., AS ISSUER

                                       TO

                _____________________________________, AS TRUSTEE

                              Senior Debt Indenture

                           DATED AS OF ________, 2002
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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION .............1

   Section 1.1   Definitions...................................................1

   Section 1.2   Compliance Certificates and Opinions..........................8

   Section 1.3   Form of Documents Delivered to Trustee........................8

   Section 1.4   Acts of Holders...............................................9

   Section 1.5   Notices, Etc., to Trustee and Company........................10

   Section 1.6   Notice to Holders; Waiver....................................10

   Section 1.7   Conflict with Trust Indenture Act............................11

   Section 1.8   Effect of Headings and Table of Contents.....................11

   Section 1.9   Successors and Assigns.......................................11

   Section 1.10  Separability Clause..........................................11

   Section 1.11  Benefits of Indenture........................................11

   Section 1.12  Governing Law................................................11

   Section 1.13  Legal Holidays...............................................11

   Section 1.14  No Recourse Against Others...................................12


ARTICLE II SECURITY FORMS ....................................................12

   Section 2.1   Forms Generally..............................................12

   Section 2.2   Form of Face of Security.....................................12

   Section 2.3   Form of Reverse of Security..................................15

   Section 2.4   Form of Trustee's Certificate of Authentication..............19

   Section 2.5   Securities in Global Form....................................20

   Section 2.6   CUSIP Number.................................................20

   Section 2.7   Form of Legend for the Securities in Global Form.............21


ARTICLE III THE SECURITIES ...................................................21

   Section 3.1   Amount Unlimited; Issuable in Series.........................21

   Section 3.2   Denominations................................................23

   Section 3.3   Execution, Authentication, Delivery and Dating...............23

   Section 3.4   Temporary Securities.........................................25

   Section 3.5   Registration, Registration of Transfer and Exchange..........26
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   Section 3.6   Mutilated, Destroyed, Lost and Stolen Securities.............28

   Section 3.7   Payment of Interest; Interest Rights Preserved...............28

   Section 3.8   Persons Deemed Owners........................................30

   Section 3.9   Cancellation.................................................30

   Section 3.10  Computation of Interest......................................30


ARTICLE IV SATISFACTION AND DISCHARGE ........................................31

   Section 4.1   Satisfaction and Discharge of Indenture......................31

   Section 4.2   Application of Trust Money...................................32


ARTICLE V REMEDIES ...........................................................32

   Section 5.1   Events of Default............................................32

   Section 5.2   Acceleration of Maturity; Rescission and Annulment...........34

   Section 5.3   Collection of Indebtedness and Suits for Enforcement by
                 Trustee......................................................34

   Section 5.4   Trustee May File Proofs of Claim.............................35

   Section 5.5   Trustee May Enforce Claims Without Possession of
                 Securities...................................................36

   Section 5.6   Application of Money Collected...............................36

   Section 5.7   Limitation on Suits..........................................37

   Section 5.8   Unconditional Right of Holders to Receive Principal,
                 Premium and Interest.........................................37

   Section 5.9   Restoration of Rights and Remedies...........................37

   Section 5.10  Rights and Remedies Cumulative...............................38

   Section 5.11  Delay or Omission Not Waiver.................................38

   Section 5.12  Control by Holders...........................................38

   Section 5.13  Waiver of Past Defaults......................................38

   Section 5.14  Undertaking for Costs........................................39


ARTICLE VI THE TRUSTEE .......................................................39

   Section 6.1   Certain Duties and Responsibilities of the Trustee...........39

   Section 6.2   Notice of Defaults...........................................39

   Section 6.3   Certain Rights of Trustee....................................40

   Section 6.4   Not Responsible for Recitals or Issuance of Securities.......41

   Section 6.5   May Hold Securities..........................................41

   Section 6.6   Money Held in Trust..........................................41

   Section 6.7   Compensation and Reimbursement...............................41

   Section 6.8   Disqualification; Conflicting Interests......................42
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   Section 6.9   Corporate Trustee Required; Eligibility......................42

   Section 6.10  Resignation and Removal; Appointment of Successor............42

   Section 6.11  Acceptance of Appointment by Successor or Additional
                 Trustees.....................................................44

   Section 6.12  Merger, Conversion, Consolidation or Succession to
                 Business.....................................................45

   Section 6.13  Preferential Collection of Claims Against Company............45

   Section 6.14  Appointment of Authenticating Agent..........................45


ARTICLE VII HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY ................47

   Section 7.1   Company to Furnish Trustee Names and Addresses of
                 Holders......................................................47

   Section 7.2   Preservation of Information; Communications to Holders.......47

   Section 7.3   Reports by Trustee...........................................48

   Section 7.4   Reports by Company...........................................49


ARTICLE VIII CONSOLIDATION, MERGER, LEASE, SALE OR TRANSFER ..................49

   Section 8.1   When Company May Merge, Etc..................................49

   Section 8.2   Opinion of Counsel...........................................50

   Section 8.3   Successor Corporation Substituted............................50


ARTICLE IX SUPPLEMENTAL INDENTURES ...........................................50

   Section 9.1   Supplemental Indentures Without Consent of Holders...........50

   Section 9.2   Supplemental Indentures with Consent of Holders..............51

   Section 9.3   Execution of Supplemental Indentures.........................52

   Section 9.4   Effect of Supplemental Indentures............................53

   Section 9.5   Conformity with Trust Indenture Act..........................53

   Section 9.6   Reference in Securities to Supplemental Indentures...........53


ARTICLE X COVENANTS ..........................................................53

   Section 10.1  Payments of Securities.......................................53

   Section 10.2  Maintenance of Office or Agency..............................53

   Section 10.3  Corporate Existence..........................................54

   Section 10.4  Payment of Taxes and Other Claims............................54

   Section 10.5  Compliance Certificates......................................55

   Section 10.6  Commission Reports...........................................55

   Section 10.7  Waiver of Stay, Extension or Usury Laws......................55

   Section 10.8  Money for Securities Payments to Be Held in Trust............56


ARTICLE XI REDEMPTION OF SECURITIES ..........................................57
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   Section 11.1  Applicability of Article.....................................57

   Section 11.2  Election to Redeem; Notice to Trustee........................57

   Section 11.3  Selection by Trustee of Securities to Be Redeemed............57

   Section 11.4  Notice of Redemption.........................................58

   Section 11.5  Deposit of Redemption Price..................................59

   Section 11.6  Securities Payable on Redemption Date........................59

   Section 11.7  Securities Redeemed in Part..................................59


ARTICLE XII SINKING FUNDS ....................................................60

   Section 12.1  Applicability of Article.....................................60

   Section 12.2  Satisfaction of Sinking Fund Payments with Securities........60

   Section 12.3  Redemption of Securities for Sinking Fund....................60


ARTICLE XIII DEFEASANCE AND COVENANT DEFEASANCE ..............................61

   Section 13.1  Applicability of Article; Company's Option to Effect
                 Defeasance or Covenant Defeasance............................61

   Section 13.2  Defeasance and Discharge.....................................61

   Section 13.3  Covenant Defeasance..........................................61

   Section 13.4  Conditions to Defeasance or Covenant Defeasance..............62

   Section 13.5  Deposited Money and Government Obligations To Be Held In
                 Trust........................................................63


ARTICLE XIV MISCELLANEOUS ....................................................64

   Section 14.1  Miscellaneous................................................64
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
      Senior Debt Indenture (this "Indenture"), dated as of _______, 2002, between KFORCE INC., a corporation duly organized and existing under the laws of the State of Florida (in this Indenture called the "Company"), having its principal office at 1001 East Palm Avenue, Tampa, Florida 33605 and _________________________________, a national banking association, as Trustee (in this Indenture called the "Trustee").

                                COMPANY RECITALS

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (in this Indenture called the "Securities"), to be issued in one or more series as in this Indenture provided.

      All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders to this Indenture, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series to this Indenture, as follows:

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1.      Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;

                  (b) all other terms used in this Indenture which are defined in the Trust Indenture Act, either directly or by reference in this Indenture, have the meanings assigned to them in this Indenture;

                  (c) all accounting terms not otherwise defined in this Indenture have the meanings assigned to them in accordance with GAAP;

                  (d) the word "Including" (and with the correlative meaning "Include") means including, without limiting the generality of, any description following such term; and

                  Certain terms, used principally in Article VI below, are defined in that Article.

                  "Act," when used with respect to any Holder, has the meaning specified in Section 1.4 below.

                  "Affiliate" means another Person directly or indirectly controlling or controlled by or under direct or indirect common control with such first Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling, " "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

                  "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

                  "Board of Directors" means the board of directors of the Company; provided, however, that when the context refers to actions or resolutions of the Board of Directors, then the term "Board of Directors" shall also mean any duly authorized committee of the Board of Directors of the Company or Officer authorized to act with respect to any particular matter to exercise the power of the Board of Directors of the Company.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or regulation to close.

                  "Capitalized Lease Obligation" means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with generally accepted accounting principles, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with such principles; and the Stated Maturity to this Indenture shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                  "Capital Stock" of any Person shall mean any and all shares, interests, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

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                  "Common Depositary" has the meaning specified in Section 3.4 below.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Corporate Trust Office" means the principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date of this Indenture is located at ___________________ ______________________________, except for purposes of Section 10.2 below such term shall mean the office or agency of the Trustee in the _______________, the City of __________, which office at the date of this Indenture is located at ________________________.

                  "Covenant Defeasance" has the meaning specified in Section
13.3 below.

                  "Currency Agreement" shall mean any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect such Person or any of its Restricted Subsidiaries against fluctuations in currency values.

                  "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Defaulted Interest" has the meaning specified in Section 3.7 below.

                  "Defeasance" has the meaning specified in Section 13.2 below.

                  "Dollars" and "$" means lawful money of the United States of America.

                  "Event of Default" has the meaning specified in Section 5.1 below.

                  "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated under this Indenture.

                  "GAAP" means such accounting principles that are generally accepted in the United States of America as of the date of any computation required under this Indenture.

                  "Holder" or "Security holder" means a Person in whose name a Security is registered in the Security Register.

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                  "Indebtedness" means, with respect to any Person, at any date, any of the following, without duplication, (i) any liability, contingent or otherwise, of such Person (A) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion to this Indenture), (B) evidenced by a note, bond, debenture or similar instrument or (C) for the payment of money relating to a Capitalized Lease Obligation or other obligation (whether issued or assumed) relating to the deferred purchase price of property; (ii) all conditional sale obligations and all obligations under any title retention agreement (even if the rights and remedies of the seller under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business; (iii) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction other than entered into in the ordinary course of business; (iv) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on any asset or property (including, without limitation, leasehold interests and any other tangible or intangible property) of such Person, whether or not such indebtedness is assumed by such Person or is not otherwise such Person's legal liability; provided, that if the obligations so secured have not been assumed in full by such Person or are otherwise not such Person's legal liability in full, the amount of such indebtedness for the purposes of this definition shall be limited to the lesser of the amount of such indebtedness secured by such Lien;
(v) all indebtedness of others (including all interest and dividends on any Indebtedness or preferred stock of any other Person for the payment of which is) guaranteed, directly or indirectly, by such Person or that is otherwise its legal liability or which such Person has agreed contingently to supply or advance funds; and (vi) obligations in respect of Currency Agreements and Interest Swap Obligations.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental to this Indenture entered into pursuant to the applicable provisions of this Indenture and shall include the terms of particular series of Securities established as contemplated by Section 3.1 below.

                  "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Interest Swap Obligations" shall mean the obligations of any Person pursuant to any interest rate swap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates.

                  "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, charge or adverse claim affecting title or resulting in an encumbrance against real or personal property or a security interest of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature to this Indenture other than a lease which is not a Capitalized Lease Obligation.)

                  "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as in this Indenture or in this Indenture provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Officer" means the Chairman of the Board, the Vice Chairman of the Board, the President, any Senior or Executive Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of the Company.

                  "Officer's Certificate" means a certificate signed by an Officer and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company, and who shall be reasonably acceptable to the Trustee.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount to this Indenture to be due and payable upon a declaration of acceleration of the Maturity to this Indenture pursuant to Section 5.2 below.

                  "Outstanding," when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities to this Indenture fore authenticated and delivered under this Indenture, except: (i) Securities to this Indenture fore cancelled by the Trustee or delivered to the Trustee for cancellation; (ii) Securities, or portions to this Indenture, for whose payment or redemption money in the necessary amount has been to this Indenture fore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; (iii) Securities which have been paid pursuant to Section 3.6 below or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and (iv) Securities which have been defeased pursuant to Section 13.2 below; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be that portion of the principal amount to this Indenture that could be declared to be due and payable upon the occurrence of an Event of Default and the continuation to this Indenture pursuant to the terms of such Original Issue Discount Security as of the date of such determination and (b) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. The Company may act as Paying Agent with respect to any Securities issued under this Indenture.

                  "Person" means any individual, corporation, partnership, limited partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision to this Indenture, or any other entity.

                  "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 3.1 below.

                  "Redemption Date," when used with respect to any Security of any series to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price," when used with respect to any Security of any series to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Security" means any Security issued under this Indenture and registered in the Security Register.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1 below.

                  "Responsible Officer," when used with respect to the Trustee, means any officer of the Trustee in its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5 below.

                  "Significant Subsidiary" means a Subsidiary or Subsidiaries of the Company possessing assets (including the assets of its own Subsidiaries but without regard to the Company or any other Subsidiary) having a book value, in the aggregate, equal to not less than 10% of the book value of the aggregate assets of the Company and its Subsidiaries calculated on a consolidated basis.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7 below.

                  "Stated Maturity," when used with respect to any Security or any installment of principal to this Indenture or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" of any Person means (i) any Person of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees to this Indenture is at the time owned or controlled, directly or indirectly, by any Person or one or more of the Restricted Subsidiaries of that Person or a combination to this Indenture, and
(ii) any partnership, joint venture or other Person in which such Person or one or more of the Restricted Subsidiaries of that Person or a combination to this Indenture has the power to control by contract or otherwise the board of directors or equivalent governing body or otherwise controls such entity.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed; provided, however, that in the event that such Act is amended after such date, "Trust Indenture Act" means the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee under this Indenture, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "U.S. Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more permanent global Securities, the Person designated as U.S. Depositary by the Company pursuant to Section 3.1 below, which must be a clearing agency registered under the Exchange Act until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary under this Indenture, and if at any time there is more than one such Person, "U.S. Depositary" shall mean the U.S. Depositary with respect to the Securities of that series.

                  "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed by the full faith and credit of the United States of America which, in either case, are not callable or redeemable at the option of the issuer to this Indenture or otherwise subject to prepayment, and shall also include a depository receipt issued by a New York Clearing House bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment or interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt or from any amount held by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                  "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 1.2.      Compliance Certificates and Opinions.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, other than an action permitted by Sections 2.5 and 7.4 below, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions in this Indenture relating to this Indenture;

                  (b) brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3.      Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.4.      Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as in this Indenture otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied in this Indenture and evidenced thereby) are in this Indenture sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1 below) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.4.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution to this Indenture. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Registered Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer to this Indenture or in exchange therefor or in lieu to this Indenture in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

Section 1.5.      Notices, Etc., to Trustee and Company.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose under this Indenture if made, given, furnished or filed in writing to or with the Trustee and received by the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

                  (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose under this Indenture (unless otherwise in this Indenture expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.6.      Notice to Holders; Waiver.

      Where this Indenture or any Security provides for notice to Holders of any event, such notice shall be deemed sufficiently given (unless otherwise in this Indenture or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders or the validity of the proceedings to which such notice relates. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose under this Indenture.

      Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Section 1.7.      Conflict with Trust Indenture Act.

      If any provision of this Indenture limits, qualifies or conflicts with another provision of this Indenture which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or shall be excluded, as the case may be.

Section 1.8.      Effect of Headings and Table of Contents.

      The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction of this Indenture.

Section 1.9.      Successors and Assigns.

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.10      Separability Clause.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11      Benefits of Indenture.

      Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties to this Indenture and their successors under this Indenture and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12      Governing Law.

      This Indenture and the Securities shall be governed by and construed in accordance with the laws (other than the choice of law provisions) of the State of New York.

Section 1.13      Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day or on such other day as may be set out in the Officer's Certificate pursuant to Section 3.1 below at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 1.14      No Recourse Against Others.

      A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Security holder, by accepting a Security, waives and releases all such liability. Such waivers and releases are part of the consideration for the issuance of the Securities.

                                   ARTICLE II

                                 SECURITY FORMS

Section 2.1.      Forms Generally.

      The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental to this Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 below for the authentication and delivery of such Securities.

      The Trustee's certificates of authentication shall be in substantially the form set forth in this Article II.

      The definitive Securities shall be photocopied, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.

Section 2.2.      Form of Face of Security.

      (If the Security is an Original Issue Discount Security, insert--for purposes of Section 1272 of the Internal Revenue Code of 1986, as amended (the "Code"), the amount of original issue discount (as defined in Section 1273 (a)
(1) of the Code and Treasury Regulation Section 1.1273-l(a) with respect to this Security is _______, the issue price (as defined in Treasury Regulation Section 1.1273-2) of this Security is _______, the Issue Date (as defined in Section 1275(a)(2) of the Code and Treasury Regulation Section 1.1273-2) of this Security is _______ and the yield to maturity of this Security is _______).

                                   Kforce Inc.

                             _______________________

No. ________                                                         ($)________

      Kforce Inc., a corporation duly organized and existing under the laws of the State of Florida (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to, or registered assigns, the principal sum of $_______ on ________. (If the Security is to bear interest prior to Maturity, insert --, and to pay interest thereon from _______________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, (semi-annually) (quarterly) (monthly) in arrears on ________ and in each year, commencing _________, at the rate of _______% per annum, until the principal hereof is paid or made available for payment (If applicable insert--, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ________% per annum on any overdue principal and premium and on any overdue installment of interest). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ________ of (whether or not a Business Day), as the case maybe, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.)

      (If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of _______% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of _______% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.)

      Payment of the principal of, and premium, if any, and (if applicable, insert--any such) interest on this Security will be made at the office or agency of the Company maintained for that purpose in _______, in Dollars (if applicable, insert--; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in this Security Register).

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                Kforce Inc.

                                By:_______________________________________

Attest: ____________________________

(SEAL)

Section 2.3.      Form of Reverse of Security.

      This Security is one of a duly authorized issue of securities of the Company (herein called the called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of __________, 200__ (herein called the "Indenture"), between the Company and __________________________, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof (limited in aggregate principal amount to $______). (If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 nor more than 45 days' notice by first class mail, (if applicable, insert--(1) on _______ in any year commencing with the year _______ and ending with the year _______ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)) at any time (on or after _______,), as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):

      If redeemed (on or before _______, _______%, and if redeemed) during the 12-month period beginning _______ of the years indicated, Year _______ Redemption Price _______ Year _______ Redemption Price and thereafter at a Redemption Price equal to _______ of the principal amount, together in the case of any such redemption (if applicable, insert -- (whether through operation of the sinking fund or otherwise)) with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.)

      (If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 nor more than 45 days' notice by first class mail, (1) on _______ in any year commencing with the year _______ and ending with the year through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time (on or after _______), as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:

      If redeemed during a 12-month period beginning _______ of the years indicated, Redemption Price for Redemption Price for Redemption Through Redemption Otherwise Operation of the Than Through Operation Year Sinking Fund of the Sinking Fund and thereafter at a Redemption Price equal to _______ % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.)

      (Notwithstanding the foregoing, the Company may not, prior to _______ redeem any Securities of this series as contemplated by (clause (2) of) the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than _______% per annum.)

      (The sinking fund for this series provides for the redemption on in each year beginning with the year _______ and ending with the year _______ of (not less than) $ _______ (("mandatory sinking fund") and not more than $ aggregate principal amount of Securities of this series.) (Securities of this series acquired or redeemed by the Company otherwise than through (mandatory) sinking fund payments may be credited against subsequent (mandatory) sinking fund payments otherwise required to be made--in the (inverse) order in which they become due.)

      (In the event of redemption of this Security in part only a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.)

      (If the Security is not an Original Issue Discount Security, insert -- If any Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.) (If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal -- insert formula for determining the amount.) Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

      This Security is a senior unsecured obligation of the Company and will rank pari passu in right of payment with all other senior unsecured obligations of the Company.

      This Security is subject to Defeasance as described in the Indenture. The Indenture may be modified by the Company and the Trustee without consent of any Holder with respect to certain matters as described in the Indenture. In addition, the Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall bind such Holder and all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same Stated Maturity and aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities of this series are issuable only in registered form without coupons in denominations of ($1,000) and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture imposes certain limitations on the ability of the Company to, among other things, merge or consolidate with any other Person or sell, assign, transfer or lease all or substantially all of its properties or assets (If other covenants are applicable pursuant to the provisions of Section 3.1, insert here). All such covenants and limitations are subject to a number of important qualifications and exceptions. The Company must report periodically to the Trustee on compliance with the covenants in the Indenture.

      A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Security or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Security.

      (If applicable, insert -- Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company has caused CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the correctness or accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.)

      All capitalized terms used in this Security without definition which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ASSIGNMENT FORM

      To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

________________________________________________________________________________
(Insert assignee's social security or tax I.D. number)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:___________________    Your Signature: ______________________________
                                             (Sign exactly as your name
                                             appears on the other side of this
                                             Security)

Signature Guaranty:

                        ________________________________________________________
                        (Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Transfer Agent, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Transfer Agent in accordance with the Exchange Act.)

Social Security Number or Taxpayer Identification Number: ______________________

Section 2.4.      Form of Trustee's Certificate of Authentication.

Dated: ____________________

      This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                   ____________________________
                                                 as Trustee

                                   By: _______________________
                                       Authorized Signatory

Section 2.5.      Securities in Global Form.

      If Securities of a series are issuable in global form, as contemplated by
Section 3.1 below, then, notwithstanding the provisions of Section 3.2 below, any such Security shall represent such of the Outstanding Securities of such series as shall be specified in this Indenture and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified in this Indenture or in the Company Order to be delivered to the Trustee pursuant to Section 3.3 below or Section 3.4 below. Subject to the provisions of Section 3.3 below and, if applicable, Section 3.4 below, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.3 below or 3.4 below has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.2 above and need not be accompanied by an Opinion of Counsel.

      The provisions of Section 3.9 below shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.2 above and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby.

      Notwithstanding the provisions of Sections 2.1 above and 3.7 below, unless otherwise specified as contemplated by Section 3.1 below, payment of principal of, premium, if any, and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

      Notwithstanding the provisions of Section 3.8 below and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security as shall be specified in a written statement of the Holder of such permanent global Security.

Section 2.6.      CUSIP Number.

      The Company in issuing Securities of any series may use a "CUSIP" number, and, if so, the Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Holders of such series; provided, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed on the notice or on the Securities of such series, and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP number of any series of Securities.

Section 2.7.      Form of Legend for the Securities in Global Form.

      Any Security in global form authenticated and delivered hereunder shall bear a legend in substantially the following form:

      "This Security is in global form within the meaning of the Indenture in this hereinafter referred to and is registered in the name of a Common Depositary or a U.S. Depositary. Unless and until it is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by the Common Depositary or a U.S. Depositary or by a nominee of the Common Depositary or a nominee of the U.S. Depositary as the case may be."

                                  ARTICLE III.

                                 THE SECURITIES

Section 3.1.      Amount Unlimited; Issuable in Series.

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued from time to time in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                  (a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.7 below);

                  (c) whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, (i) whether beneficial owners of interests in any such permanent global security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 3.5 below, and (ii) the name of the Common Depositary (as defined in Section 3.4 below) or the U.S. Depositary, as the case may be, with respect to any global security;

                  (d) the date or dates on which the principal of the Securities of the series is payable;

                  (e) the rate or rates at which the Securities of the series shall bear interest (including reset rates, if any, and the method by which such rate will be determined), if any, the date or dates from which such interest shall accrue, the Interest

Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date and, if applicable to such series of Securities, the basis points and United States Treasury rate(s) and any other rates or other methods to be used in calculating the reset rate;

                  (f) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable and where the Company will maintain an office or agency where Securities may be presented for registration of transfer or exchange and the place or places where notices and demands to or upon the Company in respect of Securities and the Indenture may be made;

                  (g) the right of the Company, if any, to defer any payment of principal of, premium, or interest on the Securities of the series, and the maximum length of any such deferral period which shall not exceed the Stated Maturity for the final installment of principal on the Securities of such series;

                  (h) the period or periods within which, the price or prices at which the currency or currency units and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

                  (i) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder to this Indenture and the period or periods within which, the price or prices at which, the currency or currency units and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and, where applicable, the obligation of the Company to select the Securities to be redeemed;

                  (j) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (k) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity to this Indenture pursuant to
Section 5.2 below;

                  (l) any additions, modifications or deletions in the Events of Default with respect to Securities of the series, if any, other than those set forth in this Indenture;

                  (m) if either or both of Section 13.2 below and Section 13.3 below shall be inapplicable to the Securities of the series (provided that if no such inapplicability shall be specified, then both Section 13.2 below and
Section 13.3 below shall be applicable to the Securities of the series);

                  (n) if other than U.S. dollars, the currency or currencies or units based on or related to currencies in which the Securities of such series shall be denominated and in which payments or principal of, and any premium and interest on, such Securities shall or may by payable;

                  (o) additions, modifications or deletions of the Company's covenants with respect to Securities of the series, if any, other than those set forth herein;

                  (p) any index or indices used to determine the amount of payments of principal of any premium, if any, on such securities and the manner in which such amounts will be determined;

                  (q) if other than the Trustee, the identity of the Registrar and any Paying Agent;

                  (r) the appointment of a Person as a Trustee which meets the requirements of Section 6.9 below with respect to Securities of the series;

                  (s) any index or indices used to determine the amounts of payments of principal of an premium, if any, on the Securities and the manner in which such amounts will be determined;

                  (t) the terms and conditions of any obligation or right of the Company or a Holder to exchange or convert Securities into other securities;

                  (u) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

      All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer's Certificate or in any such Indenture supplemental hereto.

      If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series.

Section 3.2.      Denominations.

      The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section
3.1 above. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 3.3.      Execution, Authentication, Delivery and Dating.

      The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any security that has been duly authenticated and delivered by the Trustee.

      Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and make such Securities available for delivery. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1 above, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1 above, that such form has been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1 above, that such terms have been established in conformity with the provisions of this Indenture;

                  (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and

                  (d) that no consent, approval, authorization, order, registration or qualification of or with any court or any governmental agency or body having jurisdiction over the Company is required for the execution and delivery of such Securities by the Company, except such as have been obtained (except that no opinion need be expressed as to state securities or Blue Sky laws).

      If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee, or in the written opinion of counsel to the Trustee (which counsel may be an employee of the Trustee) such authentication may not lawfully be made or would involve the Trustee in personal liability.

         Notwithstanding the provisions of Section 3.1 above and of the immediately preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 3.1 above or the Company Order and Opinion of Counsel otherwise required pursuant to the immediately preceding paragraph at or prior to the time of authentication of each security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first security of such series to be issued.

         If the Company shall establish pursuant to Section 3.1 above that the Securities of a series are to be issued in the form of one or more global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section 3.3 and the Company Order with respect to the authentication and delivery of such series, authenticate and deliver one or more global Securities that (i) shall be in an aggregate amount equal to the aggregate principal amount specified in such Company Order, (ii) shall be registered in the name of the Common Depositary or U.S. Depositary, as the case may be, therefor or its nominee, and (iii) shall be made available for delivery by the Trustee to such depositary or pursuant to such depositary's instruction.

         Each depositary designated pursuant to Section 3.1 above must, at the time of its designation and at all times while it serves as depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

         Unless otherwise provided for in the form of security, each security shall be dated the date of its authentication.

         No security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any security shall be conclusive evidence, and the only evidence, that such security has been duly authenticated and delivered under this Indenture and is entitled to the benefits of this Indenture.

Section 3.4 Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

         Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of Section 3.5 below), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the office of a depositary or common depositary (the "Common Depositary") for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

Section 3.5 Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being in this Indenture sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of registration of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as in this Indenture provided.

         Upon surrender for registration of transfer of any security of any series at the office or agency of the Company in Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

         Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 3.1 above, any permanent global security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified and as subject to the conditions contemplated by Section 3.1 above, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such permanent global security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Securities shall be surrendered from time to time by the Common Depositary or the U.S. Depositary, as the case may be, and in accordance with instructions given to the Trustee and the Common Depositary or the U.S. Depositary, as the case may be (which instructions shall be in writing but need not comply with Section 1.2 above or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect to this Indenture to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered permanent global security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global security to be exchanged which shall be in the form of the Securities of such series; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section
11.3 below and ending at the close of business on the day of such mailing. Promptly following any such exchange in part, such permanent global Security shall be returned by the Trustee to the Common Depositary or the U.S. Depositary, as the case may be, or such other Common Depositary or U.S. Depositary referred to above in accordance with the written instructions of the Company referred to above. If a Security in the form specified for such series is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, such interest or Defaulted Interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such security in the form specified for such series, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligation, of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder to this Indenture or his attorney duly authorized in writing.

         Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4 above, 9.6 or 11.7 below not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 11.3 below and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any security so selected for redemption in whole or in part, except the unredeemed portion of any security being redeemed in part.

Section 3.6 Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section 3.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation to this Indenture and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section 3.6 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued under this Indenture.

         The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.7 Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid at the Place of Payment to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, except that at the option of the Company payment may be made (i) except in the case of a global Security by check mailed to the address of the Person entitled to this Indenture as such address appears in the Securities Registrar or (ii) by transfer to an account maintained by the Person entitled to this Indenture as specified in the Securities Registrar provided that proper transfer instructions have been received by the Regular Record Date.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (in this Indenture called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Section
3.7. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than ten days prior to the date of the proposed payment and not less than ten days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than ten days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

                  (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Section 3.7, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section 3.7, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other

Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.8 Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7 above) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest. Notwithstanding the foregoing, with respect to any Security in global form, nothing in this Indenture shall prevent the Company or the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any U.S. Depositary or Common Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such U.S. Depositary or Common Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the right of such U.S. Depositary or Common Depositary (or its nominee) as holder of such Security in global form.

Section 3.9 Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered under this Indenture which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.9, except as expressly permitted by this Indenture. All cancelled Securities shall be held by the Trustee and may be destroyed (and, if so destroyed, certification of their destruction shall be delivered to the Company upon its request, unless, by a Company Order, the Company shall direct that cancelled Securities be returned to
it).

Section 3.10 Computation of Interest.

         Except as otherwise specified as contemplated by Section 3.1 above for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 4.1 Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities in this Indenture expressly provided for or in the form of Security for such series), when the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when either

                  (a) all Securities to this Indenture fore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 above and (ii) Securities for whose payment money has to this Indenture fore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.8) have been delivered to the Trustee for cancellation; or

                  (b) all such Securities not to this Indenture fore delivered to the Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
Maturity within one year, or

                           (iii) are to be called for redemption within one year
under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not to this Indenture fore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

                  (c) the Company has paid or caused to be paid all other sums payable under this Indenture by the Company; and

                  (d) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7 below, the obligations of the Company to any Authenticating Agent under Section 6.14 below and, if money shall have been deposited with the Trustee pursuant to subclause
(ii) of clause (a) of this Section 4.1, the obligations


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
of the Trustee under Section 4.2 below and the last paragraph of Section 10.8 below shall survive.

Section 4.2 Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 10.8 below, all money deposited with the Trustee pursuant to Section 4.1 above shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled to this Indenture , of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee.

                                   ARTICLE V

                                    REMEDIES

Section 5.1 Events of Default.

         "Event of Default," wherever used in this Indenture with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or to be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) the Company defaults in the payment of interest or any sinking fund payment on any Security of that series when such interest becomes due and payable and the default continues for a period of 60 days; provided, however, that if the Company is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Company is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

                  (b) the Company defaults in the payment of the principal of (or premium, if any, on) any Security of that series when the same becomes due and payable at Maturity, upon redemption (including redemptions under Article XI below), by declaration or otherwise; provided, however, that if the Company is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Company is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

                  (c) the Company fails to observe or perform in any material respect any of its other covenants, warranties or agreements in the Securities of that series or in this Indenture (other than a covenant, agreement or warranty a default in whose performance or whose breach is elsewhere in this
Section 5.1 specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and the failure to observe or perform continues for the period and after the notice specified in the last paragraph of this Section 5.1; or

                  (d) any event of default, as defined in any other indenture, mortgage, or instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Company (whether such Indebtedness now exists or shall hereafter be created or incurred) shall occur and shall consist of default in the payment of such Indebtedness at the maturity to this Indenture (after giving effect to any applicable grace period) or shall result in Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such default in payment is not cured or such acceleration shall not be rescinded or annulled within 30 days after written notice to the Company from the Trustee or to the Company and to the Trustee from the Holders of at least 25% in aggregate principal amount of the Securities of that series at the time outstanding; provided that it shall not be an Event of Default if the principal amount of Indebtedness (other than Indebtedness represented by Securities issued pursuant to this Indenture) which is not paid at maturity or the maturity of which is accelerated is less than or equal to $25 million provided further that if, prior to a declaration of acceleration of the maturity of the Securities of that series or the entry of judgment in favor of the Trustee in a suit pursuant to
Section 5.3 below, such default shall be remedied or cured by the Company or waived by the holders of such Indebtedness, then the Event of Default under this Indenture by reason to this Indenture shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders of the Securities of that series, and provided further, that, subject to Sections 6.1 and 6.2 below, the Trustee shall not be charged with knowledge of any such default unless written notice of such default shall have been given to the Trustee by the Company, by a holder or an agent of a holder of any such Indebtedness, by the trustee then acting under any indenture or other instrument under which such default shall have occurred, or by the Holders of at least five percent in aggregate principal amount of the Securities of that series at the time Outstanding; or

                  (e) the Company pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (B) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (C) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it, (D) applies for, consents to or acquiesces in the appointment of or taking possession by a Custodian of the Company or for any material part of its property, (E) makes a general assignment for the benefit of its creditors or (F) takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

                  (f) (i) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company in an involuntary case or proceeding under any Bankruptcy Law which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company, (B) appoint a Custodian of the Company or for any material part of its property, or (C) order the winding-up or liquidation of its affairs, and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (ii) any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced against the Company and such petition, application or proceeding is not dismissed within 60 days; or (iii) a warrant of attachment is issued against any material portion of the property of the Company which is not released within 60 days of service; or

                  (g) any other Event of Default provided with respect to Securities of that series.

         A Default under clause (c) above is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series notify the Company of the Default and the Company does not cure the Default within 90 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." When a Default under clause (c) above is cured within such 90-day period, it ceases.

Section 5.2 Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to Securities of any series (other than an Event of Default specified in clause (e) or (f) of Section 5.1 above) occurs and is continuing, the Trustee by notice in writing to the Company, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series by notice in writing to the Company and the Trustee, may declare the unpaid principal of and accrued interest to the date of acceleration (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) on all the Outstanding Securities of that series to be due and payable immediately and, upon any such declaration, the Outstanding Securities of that series (or specified principal amount) shall become and be immediately due and payable.

         If an Event of Default specified in clause (e) or (f) of Section 5.1 above occurs, all unpaid principal of and accrued interest on the Outstanding Securities of that series (or specified principal amount) shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series.

         Upon payment of all such principal and interest, all of the Company's obligations under the Securities of that series and (upon payment of the Securities of all series) this Indenture shall terminate, except obligations under Section 6.7 below.

         The Holders of a majority in principal amount of the Outstanding Securities of that series by notice to the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of the principal and interest of the Securities of that series that has become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal that has become due otherwise than by such declaration of acceleration have been paid, (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (iv) all payments due to the Trustee and any predecessor Trustee under Section 6.7 below have been made.

Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if:

                  (a) default is made in the payment of any interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at the Maturity to this Indenture, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition to this Indenture , such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted in this Indenture, or to secure any other proper remedy.

Section 5.4 Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as in this Indenture expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel) and of the Holders allowed in such judicial proceedings, and (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7 below.

         Nothing in this Indenture contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder to this Indenture or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 5.5 Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production to this Indenture in any proceeding relating to this Indenture , and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.6 Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article V in respect of the Securities of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities in respect of which moneys have been collected and the notation thereon of the payment if only partially paid and upon surrender to this Indenture if fully paid:

         First: To the payment of all amounts due the Trustee under Section 6.7 below applicable to such series;

         Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities of such series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities of such series for principal (and premium, if any) and interest, respectively; and

         Third: To the Company.

         The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 5.6. At least 15 days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

Section 5.7 Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy under this Indenture, unless:

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee under this Indenture;

                  (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series; it being understood and intended that no one or more of Holders of Securities of any series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner in this Indenture provided and for the equal and ratable benefit of all Holders of Securities of the affected series.

Section 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7 above) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 5.9 Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions under this Indenture and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

Section 5.10 Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 3.6 above, no right or remedy in this Indenture conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under this Indenture or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under this Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11 Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence in this Indenture. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12 Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (c) subject to Section 6.1 below, the Trustee need not take any action which might involve the Trustee in personal liability or be unduly prejudicial to the Holders not joining in this Indenture.

Section 5.13 Waiver of Past Defaults.

                  (a) The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may by written notice to the Trustee on behalf of the Holders of all the Securities of such series waive any Default or Event of Default with respect to such series and its consequences, except a Default or Event of Default in respect of the payment of the principal of (or premium, if any) or interest on any Security of such series, or in respect of a covenant or other provision of this Indenture which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  (b) Upon any such waiver, such Default or Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture and the Securities of such series; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

Section 5.14 Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance to this Indenture shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                                   ARTICLE VI

                                   THE TRUSTEE

Section 6.1 Certain Duties and Responsibilities of the Trustee.

                  (a) Except during the continuance of an Event of Default, the Trustee's duties and responsibilities under this Indenture shall be governed by
Section 3.15(a) of the Trust Indenture Act.

                  (b) In case an Event of Default has occurred and is continuing, and is known to the Trustee, the Trustee shall exercise the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) None of the provisions of Section 315(d) of the Trust Indenture Act shall be excluded from this Indenture.

Section 6.2 Notice of Defaults.

         Within 30 days after the occurrence of any Default or Event of Default with respect to the Securities of any series, the Trustee shall give to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such Default or Event of Default known to the Trustee, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series.

Section 6.3 Certain Rights of Trustee.

         Subject to the provisions of the Trust Indenture Act:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned in this Indenture shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action under this Indenture, the Trustee (unless other evidence be in this Indenture specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it under this Indenture in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity to its reasonable satisfaction against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval or other paper or document, or the books and records of the Company, unless requested in writing to do so by the Holders of a majority in principal amount of the Outstanding Securities of any series; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is not, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; the reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

                  (g) the Trustee may execute any of the trusts or powers under this Indenture or perform any duties under this Indenture either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it under this Indenture; and

                  (h) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under this Indenture, or in the exercise of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 6.4 Not Responsible for Recitals or Issuance of Securities.

         The recitals in this Indenture and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds to this Indenture.

Section 6.5 May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.8 and 6.13 below, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 6.6 Money Held in Trust.

         Money held by the Trustee in trust under this Indenture (including amounts held by the Trustee as Paying Agent) need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it under this Indenture except as otherwise agreed upon in writing with the Company.

Section 6.7 Compensation and Reimbursement.

         The Company agrees:

                  (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it under this Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided in this Indenture, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture


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
(including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability, damage, claim or expense, including taxes (other than taxes based upon or determined or measured by the income of the Trustee), incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts under this Indenture, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Indenture.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(e) above or Section 5.1(f) above, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section 6.7 shall survive this Indenture and the resignation or removal of any Trustee under this Indenture.

Section 6.8 Disqualification; Conflicting Interests.

         The Trustee shall be disqualified only where such disqualification is required by Section 310(b) of the Trust Indenture Act. Nothing shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

Section 6.9 Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee under this Indenture which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company may serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

Section 6.10 Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11 below.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice to this Indenture to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 below shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (d) If at any time:

                           (i) the Trustee shall fail to comply with Section
310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

                           (ii) the Trustee shall cease to be eligible under
Section 6.9 above and shall fail to resign after written request here for by the Company or by any such Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

                           (iii) the Trustee shall become incapable of acting or
shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11 below. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section
6.11 below, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company with respect to such Securities. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11 below, any Holder who has been a bona fide Holder of a security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11 Acceptance of Appointment by Successor or Additional Trustees.

                  (a) In case of the appointment under this Indenture of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee under this Indenture.

                  (b) In case of the appointment under this Indenture of a Trustee or a successor with respect to the Securities of one or more (but not all) series, the Company, any retiring Trustee and each Trustee or a successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental to this Indenture win this Indenture each Trustee or a successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each Trustee or a successor Trustee all the rights, powers, trusts and duties of any retiring Trustee with respect to the Securities of that or those series to which the appointment of such Trustee or a successor Trustee relates, (2) if any retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of any retiring Trustee with respect to the Securities of that or those series as to which any retiring Trustee is not retiring shall continue to be vested in any retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts under this Indenture by more than one Trustee, it being understood that nothing in this Indenture or in such supplemental Indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts under this Indenture separate and apart from any trust or trusts under this Indenture administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided in this Indenture and each such Trustee or a successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of any retiring Trustee with respect to the Securities of that or those series to which the appointment of such Trustee or a successor Trustee relates; but, on request of the Company or any Trustee or a successor Trustee, any such retiring Trustee shall duly assign, transfer and deliver to such Trustee or a successor Trustee all property and money held by any such retiring Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of any such Trustee or successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 6.11, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

Section 6.12 Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee under this Indenture, provided such corporation shall be otherwise qualified and eligible under this
Article VI, without the execution or filing of any paper or any further act on the part of any of the parties to this Indenture . In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.13 Preferential Collection of Claims Against Company.

         The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated in this Indenture.

Section 6.14 Appointment of Authenticating Agent.

         At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of, and subject to the direction of, the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption to this Indenture or pursuant to Section 3.6 above, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee under this Indenture. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State to this Indenture or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $5,000,000 and subject to supervision or examination by federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.14.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice to this Indenture to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice to this Indenture to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the security Register. Any successor Authenticating Agent upon acceptance of its appointment under this Indenture shall become vested with all the rights, powers and duties of its predecessor under this Indenture, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14.

         If an appointment with respect to one or more series is made pursuant to this Section 6.14, the Securities of such series may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  Form of Authenticating Agent's Certificate of Authentication

                  Dated:   ____________________

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                ____________________________________________
                                As Trustee

                                By:
                                   _________________________________________
                                      As Authenticating Agent

                                By:
                                   _________________________________________
                                      Authorized Signatory


                                  ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1 Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee:

                  (a) semi-annually, not later than ___________ and ___________ in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding ___________ or ___________, as the case may be; and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished; provided, however, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

Section 7.2 Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 above and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.1 above upon receipt of a new list so furnished.

                  (b) If three or more Holders (in this Indenture referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit then the Trustee shall, within five Business Days after the receipt of such application, at its election, either (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a) above; or (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a)above, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 7.2(a) above a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b) above, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 7.2(b) above.

Section 7.3 Reports by Trustee.

                  (a) Within 60 days after _____________ of each year commencing with the year 2002, the Trustee shall transmit by mail to all Holders of Securities as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of _____________, if required by and in compliance with Section 313(a) of the Trust Indenture Act.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 7.4 Reports by Company.

         The Company shall:

                  (a) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (c) furnish to the Trustee, on or before __________ of each year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. Such certificate need not comply with Section 1.2 above.

                                  ARTICLE VIII

                 CONSOLIDATION, MERGER, LEASE, SALE OR TRANSFER

Section 8.1 When Company May Merge, Etc.

         The Company shall not consolidate, or merge with or into any other corporation (whether or not the Company shall be the surviving corporation), or sell, assign, transfer or lease or otherwise dispose of all or substantially all of its properties and assets as an entirety or substantially as an entirety to any Person or group of affiliated Persons, in one transaction or a series of related transactions, unless:

                  (a) either the Company shall be the continuing Person or the Person (if other than the Company) formed by such consolidation or with which or into which the Company is merged or the Person (or group of affiliated Persons) to which all or substantially all the properties and assets of the Company as an entirety or substantially as an entirety are sold, assigned, transferred or leased shall be a corporation, partnership or trust or other entity organized and existing under the laws of the United States of

America or any State to this Indenture or the _____________________ and shall expressly assume, by an indenture supplemental to this Indenture , executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture; and

                  (b) immediately before and after giving effect to such transaction or series of related transactions, no Event of Default, and no Default, and no event which, after notice or lapse of time or both, would become and Event of Default, shall have occurred and be continuing.

Section 8.2 Opinion of Counsel.

         The Company shall deliver to the Trustee prior to the proposed transaction(s) covered by Section 8.1 above an Officer's Certificate and an Opinion of Counsel stating that the transaction(s) and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction(s) under this Indenture have been met.

Section 8.3 Successor Corporation Substituted.

         Upon any consolidation by the Company with or merger by the Company into an other corporation or any lease, sale, assignment, or transfer of all or substantially all of the property and assets of the Company in accordance with
Section 8.1 above, the successor corporation formed by such consolidation or into which the Company is merged or the successor corporation or affiliated group of corporations to which such lease, sale, assignment, or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation or corporations had been named as the Company in this Indenture, and thereafter, except in the case of a lease, the predecessor corporation or corporations shall be relieved of all obligations and covenants under this Indenture and the Securities and in the event of such conveyance or transfer, except in the case of a lease, any such predecessor corporation may be dissolved and liquidated.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 9.1 Supplemental Indentures Without Consent of Holders.

         Without notice to or the consent of any Holders of a series of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to this Indenture, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company in this Indenture and in the Securities; or

                  (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of series) or to surrender any right or power in this Indenture conferred upon the Company; or

                  (c) to add any additional Events of Default with respect to all or any series of Securities; or

                  (d) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                  (e) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental Indenture which is entitled to the benefit of such provision; or

                  (f) to secure the Securities; or

                  (g) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1 above; or

                  (h) to evidence and provide for the acceptance of appointment under this Indenture by a Trustee or a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts under this Indenture by more than one Trustee, pursuant to the requirements of Section 6.11(b) above; or

                  (i) to cure any ambiguity, defect or inconsistency or to correct or supplement any provision in this Indenture which may be inconsistent with any other provision in this Indenture; or

                  (j) to make any change that does not materially adversely affect the interests of the Holders of Securities of such series; or

                  (k) to qualify, or maintain the qualification of the Indenture under the Trust Indenture Act.

         Upon request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in (and subject to the last sentence of) Section 9.3 below, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture.

Section 9.2 Supplemental Indentures with Consent of Holders.

         With the written consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee shall, subject to Section 9.3 below, enter into an indenture or indentures supplemental to this Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding security affected thereby,

                  (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any security, or reduce the principal amount to this Indenture or the rate of interest thereon or any premium payable upon the redemption to this Indenture or extend the time for payment to this Indenture, or reduce the amount of the principal of an Original Issue Discount security that would be due and payable upon a declaration of acceleration of the Maturity to this Indenture pursuant to Section 5.2 above, or change any Place of Payment where, or the coin or currency in which, any security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity to this Indenture (or, in the case of redemption, on or after the Redemption Date);

                  (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or Defaults or Events of Default under this Indenture and their consequences provided for in this Indenture; or

                  (c) change the redemption provisions (including Article XI below) of this Indenture in a manner adverse to such Holder; or

                  (d) modify any of the provisions of this Section 9.2 or
Section 5.13 above, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 9.2, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.1(h) above.

         A supplemental indenture which changes or eliminates any covenant or other provisions of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance to this Indenture.

Section 9.3 Execution of Supplemental Indentures.

         The Trustee shall sign any supplemental indenture authorized pursuant to this Article, subject to the last sentence of this Section 9.3. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1 above) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.4 Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental Indenture shall form a part of this Indenture for all purposes; and every Holder of Securities to this Indenture fore or thereafter authenticated and delivered under this Indenture shall be bound thereby.

Section 9.5 Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.6 Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticate and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE X

                                    COVENANTS

Section 10.1 Payments of Securities.

         With respect to each series of Securities, the Company will duly and punctually pay the principal of (and premium, if any) and interest on such Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

Section 10.2 Maintenance of Office or Agency.

         The Company will maintain an office or agency in each Place of Payment where Securities may be surrendered for registration of transfer or exchange or for presentation for payment, where notices and demands to or upon the Company in respect of the


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
Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address to this Indenture, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in Section 1.5 above.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Unless otherwise set forth in, or pursuant to, a Board Resolution or indenture supplemental to this Indenture with respect to a series of Securities, the Company hereby initially designates the Corporate Trust Office as such office of the Company.

Section 10.3 Corporate Existence.

         Subject to Article VIII above, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each of its Subsidiaries and the rights (charter and statutory) of the Company and its Subsidiaries; provided, however, that (a) the Company shall not be required to preserve any such right, license or franchise or the corporate existence of any of its Subsidiaries if the Board of Directors, or the board of directors of the Subsidiary concerned, as the case may be, shall determine that the preservation to this Indenture is no longer desirable in the conduct of the business of the Company or any of its Subsidiaries and that the loss to this Indenture is not materially disadvantageous to the Holders, and (b) nothing in this Indenture contained shall prevent any Subsidiary of the Company from liquidating or dissolving, or merging into, or consolidating with the Company (provided that the Company shall be the continuing or surviving corporation) or with any one or more Subsidiaries if the Board of Directors or the board of directors of the Subsidiary concerned, as the case may be, shall so determine.

Section 10.4 Payment of Taxes and Other Claims.

         The Company will pay or discharge, or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary material to the Company and its Subsidiaries taken as a whole, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a material lien upon the property of the Company or any Subsidiary material to the Company and its Subsidiaries taken as a whole; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made.


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
Section 10.5 Compliance Certificates.

                  (a) The Company shall deliver to the Trustee, within ten days after the occurrence to this Indenture, notice of any acceleration which with the giving of notice and the lapse of time would be an Event of Default within the meaning of Section 5.1(d) above.

                  (b) The Company shall deliver to the Trustee forthwith upon becoming aware of a Default or Event of Default (but in no event later than ten days after the occurrence of each Default or Event of Default that is continuing), an Officer's Certificate setting forth the details of such Default or Event of Default and the action that the Company proposes to take with respect to this Indenture and the specific section or sections of this Indenture in connection with which such Default or Event of Default has occurred.

Section 10.6 Commission Reports.

                  (a) So long as the Securities remain outstanding, the Company shall cause its annual report to shareholders and any other financial reports furnished by it to shareholders generally, to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Security Registrar in each case at the time of such mailing or furnishing to shareholders. If the Company is not required to furnish annual reports to its shareholders pursuant to the Exchange Act, the Company shall cause its financial statements, including any notes to this Indenture and, with respect to annual reports, an auditors' report by an accounting firm of established national reputation and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," to be so filed with the Trustee and mailed to the Holders within 90 days after the end of each of the Company's fiscal years and within 45 days after the end of each of the first three quarters of each fiscal year.

                  (b) The Company shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Company may be required to deliver to the Holders under this Section 10.6.

Section 10.7 Waiver of Stay, Extension or Usury Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, and will actively resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company from paying all or any portion of the principal of and/or interest on the Securities as contemplated in this Indenture, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power in this Indenture granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 10.8 Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled to this Indenture a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as in this Indenture provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure to so act.

         The Company will cause each Paying Agent for any series of Securities (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.8, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled to this Indenture until such sums shall be paid to such Persons or otherwise disposed of as in this Indenture provided;

                  (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust;

and the Holder of such security shall thereafter, as an unsecured general creditor, look only to the Company for payment to this Indenture, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee to this Indenture, shall thereupon cease; provided, however, that the Trustee of such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in _____________, ___________, notice that such money remains unclaimed and that, after a date specified in this Indenture, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

Section 11.1 Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms in whole or in part (provided Securities issued in denominations larger than $1,000 may be redeemed in part only in integral multiples of $1,000) and (except as otherwise specified as contemplated by Section 3.1 above for Securities of any series) in accordance with this Article XI.

Section 11.2 Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

Section 11.3 Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 90 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, substantially pro rata, by lot or by any other method as the Trustee considers fair and appropriate and that complies with the requirements of the principal national securities exchange, if any, on which such Securities are listed, and which may provide for the selection for redemption of portions (equal to the lesser of the minimum authorized denomination for Securities of that series or $50 per Security, and any integral multiple to this Indenture) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; provided that in case the Securities of such series have different terms and


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
maturities, the Securities to be redeemed shall be selected by the Company and the Company shall give notice to this Indenture to the Trustee.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount to this Indenture to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of the Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.4 Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at this address appearing in the security Register.

         All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price;

                  (c) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                  (d) that on the Redemption Date, the Redemption Price will become due and payable upon each such security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                  (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

                  (f) that the redemption is for a sinking fund, if such is the case;

                  (g) the CUSIP number, if any, of the Securities to be redeemed; and

                  (h) unless otherwise provided as to a particular series of Securities, if at the time of publication or mailing of any notice of redemption the Company shall not have deposited with the Trustee or Paying Agent and/or irrevocably directed the Trustee or Paying Agent to apply, from money held by it available to be used for the redemption of Securities, an amount in cash sufficient to redeem all of the Securities called for redemption, including accrued interest to the Redemption Date, such notice shall state that it is subject to the receipt of the redemption moneys by the Trustee or Paying Agent before the Redemption Date (unless such redemption is mandatory) and such notice shall be of no effect unless such moneys are so received before such date.


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
         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 11.5 Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.8 above) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 11.6 Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price in this Indenture specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such security for redemption in accordance with said notice, such security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular or Special Record Dates according to their terms and the provisions of Section
3.7 above.

         If any Security called for redemption shall not be so paid upon surrender to this Indenture for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed in the Security.

Section 11.7 Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder to this Indenture or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such security without service charge, a new Security or Securities of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the security so surrendered.

                                  ARTICLE XII

                                  SINKING FUNDS

Section 12.1 Applicability of Article.

         The provisions of this Article XII shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 3.1 above for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is in this Indenture referred to as a "Mandatory Sinking Fund Payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is in this Indenture referred to as an "Optional Sinking Fund Payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to redemption as provided in Section 12.2 below. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 12.2 Satisfaction of Sinking Fund Payments with Securities.

         The Company (1) may deliver Securities of a series (other than any Securities previously called for redemption) and (2) may apply as a credit Securities of a series which have been (i) previously cancelled pursuant to
Section 3.9 above or delivered for cancellation or (ii) redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted Optional Sinking Fund Payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any Mandatory Sinking Fund Payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited at the principal amount for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such Mandatory Sinking Fund Payment shall be reduced accordingly.

Section 12.3 Redemption of Securities for Sinking Fund.

         Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion to this Indenture, if any, which is to be satisfied by payment of cash and the portion to this Indenture, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 above and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 11.3 above and cause notice of the redemption to this Indenture to be given in the name of and at the expense of the Company in the manner provided in
Section 11.4 above. Such notice having been duly given, the


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
redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7 above.

                                  ARTICLE XIII

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 13.1 Applicability of Article; Company's Option to Effect Defeasance or Covenant Defeasance.

         Unless pursuant to Section 3.1 above provision is made for the inapplicability of either or both of (a) Defeasance of the Securities of a series under Section 13.2 below or (b) Covenant Defeasance of the Securities of a series under Section 13.3 below, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article XIII, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 13.2 below (unless inapplicable) or
Section 13.3 below (unless inapplicable) be applied to the Outstanding Securities of such series upon compliance with the applicable conditions set forth below in this Article XIII.

Section 13.2 Defeasance and Discharge.

         Upon the Company's exercise of the option provided in Section 13.1 above to defease the Outstanding Securities of a particular series, the Company shall be discharged from its obligations with respect to the Outstanding Securities of such series on the date the applicable conditions set forth in
Section 13.4 below are satisfied (hereinafter, "Defeasance"). Defeasance shall mean that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same); provided, however, that the following rights, obligations, powers, trusts, duties and immunities shall survive until otherwise terminated or discharged under this Indenture: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund provided for in
Section 13.4 below, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 10.1, 10.2 and 10.8 above, (C) the rights, powers, trusts, duties and immunities of the Trustee under this Indenture and (D) this Article XIII. Subject to compliance with this Article XIII, the Company may exercise its option with respect to Defeasance under this Section 13.2 notwithstanding the prior exercise of its option with respect to Covenant Defeasance under Section
13.3 below in regard to the Securities of such series.

Section 13.3 Covenant Defeasance.

         Upon the Company's exercise of the option provided in Section 13.1 above to obtain a Covenant Defeasance with respect to the Outstanding Securities of a particular series, the Company shall be released from its obligations under this Indenture (except its obligations under Sections 3.4, 3.5, 3.6, 5.6, 5.9, 6.10, 10.1, 10.2, 10.5, 10.7 and 10.8 above) with respect to the Outstanding Securities of such series on and after the date the applicable conditions set forth in Section 1304 are satisfied (hereinafter, "Covenant Defeasance"). Covenant Defeasance shall mean that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in this Indenture (except its obligations under Sections 3.4, 3.5, 3.6, 5.6, 5.9, 6.10, 10.1, 10.2, 10.5, 10.7 and 10.8 above ), whether directly or indirectly by reason of any reference elsewhere in this Indenture or by reason of any reference to any other provision in this Indenture or in any other document, and such omission to comply shall not constitute an Event of Default under Section 5.1(d) above with respect to Outstanding Securities of such series, and the remainder of this Indenture and of the Securities of such series shall be unaffected thereby.

Section 13.4 Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to Defeasance under Section 13.2 above and Covenant Defeasance under Section 13.3 above with respect to the Outstanding Securities of a particular series:

                  (a) the Company shall irrevocably have deposited or caused to be deposited (and in the case of Defeasance such deposit shall have been made 121 days prior to Defeasance with the Trustee (or another trustee satisfying the requirements of Section 6.9 above who shall agree to comply with the provisions of this Article XIII applicable to it), under the terms of an irrevocable trust agreement in form and substance reasonably satisfactory to such Trustee, as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) Dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect to this Indenture in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination to this Indenture, in each case sufficient, after payment of all federal, state and local taxes or other charges or assessments in respect to this Indenture payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification to this Indenture delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and each installment of principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.

                  (b) No Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit, and no Default or Event of Default under clause (e) or (f) of Section 5.1 above shall occur and be continuing, at any time during the period ending on the 31st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (c) Such deposit, Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (d) In the case of an election with respect to Section 13.2 above, the Company shall have delivered to the Trustee either (i) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred or (ii) an Opinion of Counsel, based on a ruling published by the Internal Revenue Service or on a change in the applicable federal income tax law since the date of this Indenture, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred.

                  (e) In the case of an election with respect to Section 13.3 above, the Company shall have delivered to the Trustee an Opinion of Counsel or a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

                  (f) Such Defeasance or Covenant Defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.1 above.

                  (g) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under
Section 13.2 above or the Covenant Defeasance under Section 13.3 above (as the case may be) have been complied with.

Section 13.5 Deposited Money and Government Obligations To Be Held In Trust.

         Subject to the provisions of the last paragraph of Section 10.8 above, all money and Government Obligations (including the proceeds to this Indenture) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this Section 13.5, the "Trustee") pursuant to Section 13.4 above in respect of the Outstanding Securities of a particular series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 13.4 above or the principal and interest received in respect to this Indenture, other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

         Anything in this Article XIII to the contrary notwithstanding, the Trustee shall deliver to pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section
13.4 above which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification to this Indenture delivered to the Trustee, are in excess of the amount to this Indenture which would then be required to be deposited for the purpose for which such money or Government Obligations were deposited.

                                  ARTICLE XIV

                                  MISCELLANEOUS

Section 14.1 Miscellaneous.

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same.


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
         IN WITNESS WHEREOF, the parties to this Indenture have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                  KFORCE INC.,
                                  as Issuer

                                  By:
                                     -------------------------------------------

                                  Name:
                                       -----------------------------------------

                                  Title:
                                        ----------------------------------------

                                  -----------------------------,
                                  as Trustee

                                  By:
                                     -------------------------------------------

                                  Name:
                                       -----------------------------------------

                                  Title:
                                        ----------------------------------------




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